# 505650.v04 5/24/06 3:43 PM @%5%04!.DOC 5716.001 THESE SECURITIES HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT. THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

                                                              Warrant No. C-0101

                               Warrant to Purchase
                                _________ Shares
                               of Common stock of
                    DIRECT RESPONSE FINANCIAL SERVICES, INC.

                    (Void after ______________ - 5:00 pm PST)


      This certifies that Ravinia Funding, LLC, an Illinois limited liability company (the "Holder"), for value received, is entitled to purchase from DIRECT RESPONSE FINANCIAL SERVICES, INC., a Colorado corporation (the "Company"), subject to the terms set forth below, _________________ (____) fully paid and nonassessable shares [determined by multiplying 5% of advances made during the quarter by shares based on Exercise Price] ("Warrant Shares") (subject to adjustment as provided herein) of the Common Stock of the Company ("Shares" or "Common Stock") for cash at a per share price of _____________($______) per share (the average Market Price for the ninety (90) day period prior to issuance of this Warrant subject to adjustment as provided below) (the "Exercise Price"), subject to the provisions of this Warrant, at any time or from time to time up to and including 5:00 p.m. (Pacific Standard Time) on _____________, thirty-six
(36) months from issuance date, such day being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. For purposes hereof, "Market Price" per Common Share means the lowest price of the Common Shares during any Trading Day as reported on the NASDAQ OTCBB; provided that, if such security is not listed or admitted to trading on the NASDAQ OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the lowest price of the Common Shares during any Trading Day on the over-the-counter market as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be. For purposes hereof, upon the occurrence of an Event of Default under that certain Revolving Loan and Security Agreement dated as of March ___, 2006, as the same may be amended from time to time, the "Exercise Price" shall be reduced to eighty percent (80%) of the original Exercise Price.

      1. Vesting and Exercise, Issuance of Certificates, Reduction in Number of Warrant Shares.

            1.1 General. This Warrant is exercisable at the option of the Holder on or prior to the Expiration Date, at any time or from time to time prior to the Expiration Date, for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed and executed Form of Subscription delivered, and payment made for such Warrant Shares. Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense as soon as practicable after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver to the Holder within a reasonable time a new Warrant or Warrants of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase. Each stock certificate so delivered shall be registered in the name of the Holder.

            1.2 Record Ownership. To the extent permitted by applicable law, the person in whose name any certificate for shares of Common Stock or other evidence of ownership of any other security is issued upon exercise or exchange of the Warrant shall for all purposes be deemed to have become the holder of record of such shares or other security on the date of issuance of the Warrant Shares.

            1.3 Regulatory Problem. The Holder shall not exercise or exchange the Warrant for shares of Common Stock if after giving effect to such exercise or exchange the Holder reasonably determines that such exercise would violate any law or regulation or any requirement of any governmental authority applicable to Holder or his affiliates.

      2. Shares to be Fully Paid. The Company covenants and agrees that all Warrant Shares, will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free of all liens and encumbrances, and free of restrictions on sale.

      3. Voting Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent to or receive notice as a shareholder of the Company on any other matters or any rights whatsoever as a shareholder of the Company prior to the exercise of Holder's rights to purchase Warrant Shares as provided herein.

      4. Adjustment to the Shares. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            4.1 Reclassification. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant then, and in any such case, the Holder, upon the exercise hereof at any time after the consummation of such reclassification or change, shall be entitled to receive in lieu of each Warrant Share theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and/or property received upon such reclassification or change by a holder of one Share. The provisions of this Section 4.1 shall similarly apply to successive reclassifications or changes.

            4.2 Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Shares, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

            4.3 Stock Dividends. If the Company, at any time while this Warrant is outstanding shall pay a dividend with respect to its Shares payable in Shares, or make any other distribution of Shares with respect to Shares (except any distribution specifically provided for in Section 4.1 and Section
4.2 above), then the Exercise Price shall be adjusted, effective from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction, (a) the numerator of which shall be the total number of Shares outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of Shares outstanding immediately after such dividend or distribution.

            4.4 Non-Cash Dividends. If the Company at any time while this Warrant is outstanding shall pay a dividend with respect to Shares payable in securities other than Shares or other non-cash property, or make any other distribution of such securities or property with respect to Shares (except any distribution specifically provided for in Section 4.1 and Section 4.2 above), then this Warrant shall represent the right to acquire upon exercise of this Warrant such securities or property which a holder of Shares would have been entitled to receive upon such dividend or distribution, without the payment by the Holder of any additional consideration for such securities or property.

            4.5 Effect of Reorganization and Asset Sales. If any (i) reorganization or reclassification of the Common Stock (ii) consolidation or merger of the Company with or into another entity, or (iii) sale of all or substantially all of the Company's operating assets to another entity followed by a liquidation of the Company (any such transaction shall be referred to herein as an "Event", is effected in such a way that holders of Common Stock are entitled to receive securities and/or assets as a result of their Common Stock ownership, the Holder, upon exercise of this Warrant, shall be entitled to receive such shares of stock securities or assets which the Holder would have received had it fully exercised this Warrant on or prior the record date for such Event. The Company shall not merge into or consolidate with another entity or sell all of its assets to another entity for a consideration consisting primarily of securities or such entity, unless the successor or acquiring entity, as the case may be, shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed or observed by the Company and all of the obligations and liabilities hereunder, subject to such modification as shall be necessary to provide for adjustments which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. The foregoing provisions shall similarly apply to successive mergers, consolidations or sales of assets.

            4.6 Adjustment of Number of Shares. Upon each adjustment in the Exercise Price, the number of Warrant Shares shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant shares, purchasable immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

            4.7 No Impairment. The Company shall not, by amendment of its articles of incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking all such action as may be reasonably necessary or appropriate to protect Holder's rights hereunder against impairment. If the Company takes any action affecting its Common Stock other than as described above that adversely affects Holder's rights under this Warrant, the Exercise Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Exercise Price of this Warrant is unchanged.

            4.8 Certificate as to Adjustments. Upon any adjustment of the Exercise Price, the Company, at its expense, shall compute such adjustment and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Exercise Price in effect upon the date thereof and the series of adjustments leading to such Exercise Price.

      5.    Representations and Covenants of the Company.

            5.1 Representations and Warranties. The Company hereby represents and warrants to Holder that all Warrant Shares which may be issued upon the exercise of the purchase right represented by this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances.

            5.2   Notice of Certain Events.  If the Company proposes at any time
(a) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holder of any class or series of it stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of Common Stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the Company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Common Stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case o the matters referred to in
(c) and (d) above at least 20days prior written notice of the date when the same will take place (and specifying the date on which the holders of Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

            5.3 Reservation of Warrant Shares. The Company has reserved and will keep available, out of the authorized and unissued shares of Common Stock, the full number of shares sufficient to provide for the exercise of the rights of purchase represented by this Warrant.

            5.4 Reporting. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Common Stock is traded on the OTC Bulletin Board service of the National Association of Securities Dealers, Inc. ("OTCBB") and the Company has not received any notice regarding, and to its knowledge there is no threat of, the termination or discontinuance of the eligibility of the Common Stock for such trading.

            5.5 Commission Filings. The Company has properly and timely filed with the Commission all reports, proxy statements, forms and other documents required to be filed with the Commission under the Securities Act and the Exchange Act since becoming subject to such Acts (the "Commission Filings"). As of their respective dates, (i) the Commission Filings complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to such Commission Filings and (ii) none of the Commission Filings contained at the time of its filing any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Filings, as of the date of such documents, were true and complete in all material respects and complied with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, were prepared n accordance with generally accepted accounting principles in the United States ("GAAP") (except in the case of unaudited statements permitted by Form 10-Q under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the Debentures thereto) and fairly presented the consolidated financial position of the Company and is Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that in the aggregate are not material and to any other adjustment described herein).

      6.    Transferability of Warrant, Disposition of Shares of Common Stock.

            6.1 Access to Information; Pre-Existing Relationship. Holder has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. Holder has had access to such financial and other information as is necessary in order for Holder to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Holder has had access. Holder further represents and warrants that it has either (i) a pre-existing relationship with the Company or one or more of its officers or directors consisting of personal or business contacts of a nature and duration which enable him to be aware of the character, business acumen and general business and financial circumstances of the Company or the officer or director with whom such relationship exists or (ii) such business or financial expertise as to be able to protect his own interests in connection with the purchase of the Shares.

            6.2   Warrant  Not   Transferable.   This   Warrant   shall  not  be
transferable by the Holder.

            6.3 Register. This Warrant is, and any Warrant issued, exchanged or transferred hereunder shall be registered in a warrant register (the "Warrant Register"). The Warrant Register shall set forth the number of the Warrant, the name and address of the Holder hereof and the original number of Warrant Shares purchasable upon the exercise hereof. The Warrant Register will be maintained by the Company and will be available for inspection by the Holder at the principal office of the Company or such other location as the Company may designate to the Holder in the manner set forth in Section 6. The Company shall be entitled to treat the Holder as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in the Warrant on the part of any other person.

            6.4 Registration Rights. In the event that at any time Holder owns Warrants or Warrant Shares representing in the aggregate 4% or more of the issued and outstanding Common Stock, the Holder shall have the right to demand, on one (1) occasion, that the Company, at the Company's expense, file a registration statement under the Securities Act of 1934, as amended (the "Securities Act") (a "Demand Registration") with the Securities and Exchange Commission (the "SEC") covering the Warrant Shares requested by Holder to be included in such registration and use its best efforts to cause the SEC to declare such registration effective. Moreover, if the Company at any time proposes to register any of its warrants, Common Stock or other shares of Common Stock under the Securities Act (other than relating to issuances to employees on Form S-8 or in connection with a merger or acquisition), the Company shall afford Holder the opportunity to "piggyback" on such registration and include its Warrant Shares in such registration, subject to a pro rata reduction among all parties piggybacking on such registration on the basis of the number of shares originally proposed to be sold by the participating parties.

      7. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      8.    Notices.

            8.1 General Notices. Any notice, request, or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, as follows:

                  Holder:               Ravinia Funding, LLC
                                        707 Skokie Boulevard, Suite 190
                                        Northbrook, Illinois 60062
                                        Attn:  Irwin Bernstein

                  Company:              Direct Response Financial Services, Inc.
                                        Attention: Douglas R. Hume, Esq.
                                        2899 Agoura Road, Suite 115
                                        Westlake Village, CA  91361

or such other address as either may from time to time provide to the other.

      9.    Governing Law; Waiver of Jury Trial; Attorneys' Fees.

            9.1 Governing Law. All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether in the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In furtherance of the foregoing, the internal law of the State of California will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

            9.2 Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

            9.3 Attorneys' Fees. In any litigation or arbitration or other dispute arising from or pertaining to this Warrant, the prevailing party shall be entitled to recover costs and reasonable attorneys' fees.

      10. Lost Warrant. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of the Warrant, the Company will, at the Company's expense, make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

      11. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction (calculated to the nearest 1/100th of a share) multiplied by the then effective Exercise Price on the date the Form of Subscription is received by the Company.

      12. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

                      [SIGNATURE PAGE TO WARRANT AGREEMENT]


      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized as of the ____ day of __________, 2006.

                                   COMPANY:

                                   Direct Response Financial Services, Inc.
                                   a Colorado corporation


                                   By: ____________________________________
                                   Name:  T. Randolph Catanese
                                   Its:   Chief Executive Officer


                                   HOLDER:

                                   Ravinia Funding, LLC


                                   By: ____________________________________
                                   Name: __________________________________
                                   Its: ___________________________________

                              FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:      Direct Response Financial Services, Inc.

[Please mark one box]

[_] The undersigned, the holder of the attached Common Stock Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____ shares of Common Stock of Direct Response Financial Services, Inc. (the "Company") and herewith makes payment of $_________ therefor.

The undersigned represents that he/she/it is acquiring such Common Stock for his own account for investment and not with a view to or for sale in connection with any distribution thereof.


DATED:                                    Ravinia Funding, LLC
      ------------------------------



                                          --------------------------------------
                                          (Signature must conform in all
                                          respects to name of Holder as
                                          specified on the face of the Warrant)

                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------